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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 24, 2001
                        (Date of earliest event reported)


                                 InterTAN, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                     1-10062                75-2130875
 (State of Incorporation)     (Commission File No.)      (I.R.S. Employer
                                                        Identification No.)


         3300 Highway #7, Suite 904
          Concord, Ontario, Canada                            L4K 4M3
(Address of principal executive offices)                   (Postal Code)


               Registrant's telephone number, including area code:
                                 (905) 760-9701

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Item 5.  Other Events
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     At a special meeting of the Board of Directors of the Registrant (the
"Board") held on October 24, 2001, the Board authorized, subject to appropriate market conditions and obtaining applicable securities regulators' approval, the repurchase of up to 2,600,000 shares of Common Stock from time to time either through open market purchases or through privately negotiated transactions at prices as are determined by the Board or by the executive officer(s) of the Registrant so designated by the Board for such purpose.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      InterTAN, Inc.


October 29, 2001                      By:  /s/ Jeffrey A. Losch
                                           ------------------------------------
                                           Jeffrey A. Losch
                                           Senior Vice President, Secretary
                                           and General Counsel

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                                INDEX TO EXHIBITS



Exhibit No.     Description
-----------     -----------

     1 Copy of Press Release, released on October 25, 2001, that announces, among other things, the implementation of a stock repurchase program.